SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) January 30, 1997


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
            Servicing Agreement, dated as of January 1, 1997,
             providing for the issuance of REMIC Multi-Class
                Pass-Through Certificates, Series 1997-1)



                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)

         New Jersey               33-5042           21-0627285
 -----------------------------------------------------------------
(State or other jurisdiction    (Commission      (I.R.S. Employer
      of incorporation)         File Number)    Identification No.)




                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)




 Registrant's telephone number, including area code    (609) 661-6100
                                                       --------------



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On January 30, 1997 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1997-1 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1997-1") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 28, 1996 as supplemented by the Prospectus Supplement dated January 14, 1997 and as further supplemented by the Supplement dated January 22, 1997 to such Prospectus Supplement.

The original principal balance of each Class of the Certificates is as follows:

            Class A1                       $13,683,000.00
            Class A2                       $21,547,000.00
            Class A3                       $59,904,000.00
            Class A4                       $79,616,000.00
            Class A5                       $14,684,000.00
            Class A6                        $2,791,000.00
            Class A7                                 (1)
            Class A8                       $25,145,000.00
            Class A9                       $24,000,000.00
            Class A10                                (2)
            Class A11                                (2)
            Class A12                       $3,480,000.00
            Class A13           (3)         $6,098,000.00
            Class A14                      $31,000,000.00
            Class A15                       $2,500,000.00
            Class PO                          $617,350.00
            Class M                         $4,501,000.00
            Class B1                        $3,751,000.00
            Class B2                        $3,300,000.00
            Class B3                        $1,351,000.00
            Class B4                          $900,000.00
            Class B5                        $1,200,614.46
            Class R                               $100.00
            Class RL                              $100.00
            Class S                                  (4)
                            Total :       $300,069,164.46






(1) The Class A7 Certificates are interest-only certificates having an initial Notional Principal Balance of $17,475,000.00.

(2) The Class A10 and Class A11 Certificates are interest-only certificates each having an initial Notional Principal Balance of $24,000,000.00.

(3) Consists of two payment components having Component Principal
Balances as follows:
      Class A13AZ          $ 5,798,000.00
      Class A13BZ          $   300,000.00

(4) The Class S Certificates are issued with an initial Notional
Principal Balance of $273,616,868.90 and shall bear interest at the Strip Rate (as defined in the Pooling and Servicing
Agreement).


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The initial Junior Percentage and Senior Percentage for Pool
1997-1 are approximately 5.01% and 94.99%, respectively. The initial Group I Senior Percentage and Group II Senior Percentage are approximately 83.80% and 11.19%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1997-1 as of the initial issuance of the Certificates are $100,000, $6,001,383 and $3,000,692, respectively, representing approximately 0.033%, 2.000%, and 1.000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of January 1, 1997 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1997-1

Pool 1997-1 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $300,069,164.62.

The interest rates (the "Mortgage Rates") borne by the 1,033 Mortgage Loans conveyed by GECMSI to Pool 1997-1 range from 7.0000% to 9.2500% and the weighted average Mortgage
Rate as of the Cut-off Date is 8.1461% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1997-1 ranged from $24,750.00 to $840,000.00 and, as of the
Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1997-1 is $290,483.21 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1997-1 is November 1991, and the latest scheduled maturity date of any such Mortgage Loan is January 2027. The weighted average Loan-to-Original Value ratio of the Mortgage Loans in Pool 1997-1 is 79.8468%.


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The Mortgage Loans in Pool 1997-1 have the following
characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1997-1:

                                 AGGREGATE            % OF POOL
                                 BALANCES                BY
MORTGAGE        # OF               AS OF              AGGREGATE
RATES           LOANS          CUT-OFF DATE            BALANCE

7.0000%           2             $548,800.14            0.1829%
7.1250%           1             $230,290.02            0.0767%
7.2500%           4           $1,309,715.06            0.4365%
7.3750%           6           $1,868,347.78            0.6226%
7.5000%          26           $7,880,219.92            2.6261%
7.6250%          34           $9,892,816.23            3.2968%
7.7500%          87          $25,428,748.29            8.4743%
7.8750%         153          $45,155,315.58           15.0484%
8.0000%         141          $39,471,417.98           13.1541%
8.1250%         109          $31,729,506.51           10.5741%
8.2500%         149          $45,122,711.49           15.0374%
8.3750%         102          $29,360,553.37            9.7846%
8.5000%          90          $26,213,160.15            8.7357%
8.6250%          51          $14,153,852.15            4.7169%
8.7500%          43          $11,833,554.94            3.9436%
8.8750%          24           $6,125,726.53            2.0414%
9.0000%           7           $2,608,405.91            0.8693%
9.1250%           2             $682,076.86            0.2273%
9.2500%           2             $453,945.71            0.1513%
    Total     1,033         $300,069,164.62          100.0000%



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b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Mortgage Loans in Pool 1997-1 :

                                          AGGREGATE        % OF POOL
                                          BALANCES            BY
ORIGINAL                 # OF               AS OF          AGGREGATE
BALANCES                 LOANS          CUT-OFF DATE         BAL.

     $ 0  -  207,000       25         $2,918,936.66         0.9728%
$207,001  -  250,000      343        $79,843,456.16        26.6082%
$250,001  -  300,000      334        $91,284,627.43        30.4212%
$300,001  -  350,000      169        $54,676,672.17        18.2214%
$350,001  -  400,000       77        $28,709,626.76         9.5677%
$400,001  -  450,000       34        $14,339,343.05         4.7787%
$450,001  -  600,000       37        $19,000,760.81         6.3321%
$600,001  -  650,000       10         $6,346,072.50         2.1149%
$650,001  - 1,000,000+      4         $2,949,669.08         0.9830%
    Total               1,033       $300,069,164.62       100.0000%

The largest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1997-1 is $840,000.00.

The smallest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1997-1 is $24,722.15.

c)  The following table sets forth information, as of the Cut-off
    Date, with respect to the years of origination of the Mortgage Loans in Pool 1997-1:

                                   AGGREGATE            % OF POOL
                                   BALANCES                BY
YEAR OF           # OF               AS OF              AGGREGATE
ORIGINATION       LOANS          CUT-OFF DATE            BALANCE

1991                 1            $190,129.22            0.0634%
1993                 1            $439,189.80            0.1464%
1994                 2            $427,653.48            0.1425%
1995                13          $3,358,491.37            1.1192%
1996             1,016        $295,653,700.75           98.5285%
    Total        1,033        $300,069,164.62          100.0000%


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d)  The following table sets forth information, as of the Cut-off
    Date, with respect to the Original Loan-to-Value ratios of the Mortgage Loans at origination in Pool 1997-1:

LOAN-TO-                              AGGREGATE        % OF POOL
VALUE                                 BALANCES            BY
RATIO AT              # OF              AS OF          AGGREGATE
ORIGINATION           LOANS         CUT-OFF DATE        BALANCE

00.000  -   50.00       12        $4,093,663.86        1.3642%
50.001  -   60.00       32        $9,834,076.97        3.2773%
60.001  -   70.00      100       $29,058,876.15        9.6841%
70.001  -   75.00      132       $41,808,489.84       13.9330%
75.001  -   80.00      397      $120,124,726.82       40.0322%
80.001  -   85.00       22        $6,191,305.70        2.0633%
85.001  -   90.00      197       $53,806,812.34       17.9315%
90.001  -   95.00      141       $35,151,212.94       11.7144%
95.001  -  100.00        0                $0.00        0.0000%
    Total            1,033      $300,069,164.62      100.0000%


e)  The following table sets forth information, as of the Cut-off
    Date, with respect to the Mortgaged Properties securing the Mortgage Loans in Pool 1997-1:

                                    AGGREGATE         % OF POOL
                                    BALANCES             BY
TYPE OF                 # OF          AS OF           AGGREGATE
DWELLING                LOANS     CUT-OFF DATE         BALANCE

Single-family detached  979    $285,490,156.24        95.1415%
Single-family attached   24      $6,647,383.69         2.2153%
Condominium              25      $6,432,678.18         2.1437%
2 - 4 Family Units        5      $1,498,946.51          .4995%
    Total             1,033    $300,069,164.62       100.0000%

f)  The following table sets forth information, as of the Cut-off
    Date, with respect to the occupancy status of the Mortgaged
    Properties securing the Mortgage Loans as represented by mortgagors at origination in Pool 1997-1:


                                    AGGREGATE         % OF POOL
                                    BALANCES             BY
                     # OF             AS OF           AGGREGATE
OCCUPANCY            LOANS        CUT-OFF DATE         BALANCE

Owner Occupied      1,011      $293,362,856.25        97.7651%
Vacation               20        $6,171,828.92         2.0568%
Investment              2          $534,479.45         0.1781%
    Total           1,033      $300,069,164.62       100.0000%



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g)  The following table sets forth information, as of the Cut-off
    Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
    1997-1:

                                      AGGREGATE        % OF POOL
                                      BALANCES            BY
                     # OF               AS OF          AGGREGATE
STATE                LOANS          CUT-OFF DATE        BALANCE

Alabama                7          $2,198,775.06        0.7328%
Arkansas               2            $551,481.92        0.1838%
Arizona               24          $6,810,361.42        2.2696%
California           342        $103,067,934.38       34.3481%
Colorado              37         $10,615,166.77        3.5376%
Connecticut           16          $3,839,410.36        1.2795%
Dist of Columbia       1            $268,426.74        0.0895%
Delaware               5          $1,159,933.51        0.3866%
Florida               35         $10,238,394.72        3.4120%
Georgia               22          $6,817,589.03        2.2720%
Hawaii                 4          $1,437,594.79        0.4791%
Iowa                   1            $255,950.00        0.0853%
Idaho                  3            $727,208.72        0.2423%
Illinois              25          $7,465,739.72        2.4880%
Indiana                3            $800,196.37        0.2667%
Kansas                 2            $589,557.70        0.1965%
Kentucky               1            $255,840.88        0.0853%
Louisiana              3            $773,247.48        0.2577%
Massachusetts         37         $11,363,382.64        3.7869%
Maryland              60         $16,481,257.77        5.4925%
Michigan              10          $2,347,549.94        0.7823%
Minnesota              9          $2,762,387.85        0.9206%
Missouri               2            $707,454.98        0.2358%
Mississippi            1            $310,462.88        0.1035%
Montana                2            $668,361.95        0.2227%
North Carolina        13          $3,748,182.44        1.2491%
Nebraska               2            $135,825.96        0.0453%
New Jersey            62         $18,566,745.14        6.1875%
New Mexico             8          $2,975,184.27        0.9915%
Nevada                12          $3,624,394.80        1.2079%
New York              25          $7,118,613.76        2.3723%
Ohio                   8          $1,899,610.08        0.6331%
Oklahoma               3            $753,733.30        0.2512%
Oregon                19          $5,392,376.24        1.7970%
Pennsylvania          39         $11,422,452.12        3.8066%
South Carolina         5          $1,184,386.09        0.3947%
South Dakota           1            $243,598.49        0.0812%
Tennessee              8          $2,038,412.52        0.6793%
Texas                 56         $15,457,594.89        5.1513%
Utah                  11          $3,126,674.17        1.0420%
Virginia              87         $24,587,489.44        8.1936%
Washington            17          $4,349,822.53        1.4496%
Wisconsin              3            $930,400.80        0.3101%
    Total          1,033        $300,069,164.62      100.0000%



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h)  The following table sets forth information, as of the Cut-off
    Date, with respect to the maturity dates of the Mortgage
    Loans in Pool 1997-1:

                                    AGGREGATE         % OF POOL
                                    BALANCES             BY
YEAR OF           # OF                AS OF           AGGREGATE
MATURITY          LOANS           CUT-OFF DATE         BALANCE

2016                 3             $730,992.64         0.2436%
2017                 1             $220,000.00         0.0733%
2021                 1             $190,129.22         0.0634%
2023                 1             $439,189.80         0.1464%
2024                 2             $427,653.48         0.1425%
2025                10           $2,487,719.30         0.8290%
2026               923         $266,492,181.18        88.8103%
2027                92          $29,081,299.00         9.6915%
Total            1,033         $300,069,164.62       100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1997-1 calculated as of the Cut-off Date is 358 months.

i)  The following table sets forth information, as of the Cut-off
    Date, with respect to the purpose of the Mortgage Loans in Pool 1997-1:


                                      AGGREGATE       % OF POOL
                                      BALANCES           BY
PURPOSE OF              # OF            AS OF         AGGREGATE
LOAN                    LOANS       CUT-OFF DATE       BALANCE

Purchase                 736     $206,625,189.83      68.8592%
Rate Term/Refinance      262      $82,647,757.47      27.5429%
Cash-out Refinance        35      $10,796,217.32       3.5979%
Total                  1,033     $300,069,164.62     100.0000%




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement dated as of May 22, 1996 and the related Terms Agreement dated as of January 14, 1997 for the Series 1997-1 Certificates between GE Capital Mortgage Services, Inc., Painewebber and Lehman Brothers, Inc and the Underwriting Agreement dated as of April 24, 1995 and the related Terms Agreement dated as of January 14, 1997 for the Series 1997-1 Certificates between GE Capital Mortgage Services, Inc. and Paine Webber Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1997-1 Certificates dated as of January 1, 1997 between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.



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                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.



                                   By:    /s/ Syed W. Ali
                                      ---------------------------
                                   Name:  Syed W. Ali
                                   Title:  Vice President







Dated as of January 30, 1997


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                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     GE Capital Mortgage Services, Inc.



                                     By:   ___________________
                                     Name:       Syed W. Ali
                                     Title:      Vice President







Dated as of January 30, 1997



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                              EXHIBIT INDEX




The exhibits are being filed herewith:


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   EXHIBIT NO.           DESCRIPTION                           PAGE
---------------------------------------------------------------------------

       1.1        The Underwriting Agreement
                  dated as of May 22, 1996 and the
                  related Terms Agreement dated as
                  of January 14, 1997 between GE
                  Capital Mortgage Services, Inc.
                  and Lehman Brothers, Inc and the
                  Underwriting Agreement dated as
                  of April 24, 1995 and the related
                  Terms Agreement dated as of
                  January 14, 1997  between GE
                  Capital Mortgage Services, Inc.
                  and Paine Webber Incorporated.

       4.1        The Pooling and Servicing
                  Agreement for the Series for the
                  Series 1997-1 Certificates dated as
                  of January 1, 1997 between GE
                  Capital Mortgage Services, Inc.,
                  as seller and servicer, and State
                  Street Bank and Trust Company,
                  as trustee.
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